Federated U.S. Government Securities Fund: 1-3 Years
Federated U.S. Government Securities Fund: 2-5 Years
FOR PURPOSES OF THIS SUPPLEMENT, ALL SHARE CLASSES OF THE ABOVE-NAMED FUNDS ARE INCLUDED

SUPPLEMENT TO STATEMENTS OF ADDITIONAL INFORMATION DATED MARCH 31, 2015 AND APRIL 30, 2015
Please add the following as the final security type in the section entitled “Securities in Which the Fund Invests”:
“Commercial Mortgage-Backed Securities (A Type of Mortgage-Backed Security)
Commercial mortgage-backed securities (CMBS) represent interests in mortgage loans on commercial real estate, such as loans for hotels, shopping centers, office buildings and apartment buildings. Generally, the interest and principal payments on these loans are passed on to investors in CMBS according to a schedule of payments. The risks associated with CMBS reflect the risks of investing in the commercial real estate securing the underlying mortgage loans and are therefore different from the risks of other types of MBS. The Fund will only invest in CMBS that are guaranteed by a federal agency or instrumentality, such as (but not limited to), Freddie Mac and Fannie Mae. The Fund's CMBS investments may expose the Fund to interest rate, prepayment and liquidity risks.”
November 11, 2015

Federated Investors Funds
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Warrendale, PA 15086-7561
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or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q452928 (11/15)
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